Execution Version 4924-2752-6055v.6 SOU630/00014 INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT among SOUTHWEST AIRLINES CO., THE BANKS PARTY HERETO, BNP PARIBAS, as Administrative Agent, BNP PARIBAS, as Global Coordinator, Sole Structuring Agent and Lead Bookrunner, CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, NATIONAL WESTMINSTER BANK PLC, SOCIÉTÉ GÉNÉRALE, BAYERISCHE LANDESBANK, BANK OF CHINA, NEW YORK BRANCH and BANK OF CHINA (EUROPE) S.A. DUBLIN BRANCH, as Joint Lead Arrangers STATE BANK OF INDIA, NEW YORK and SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as Lead Arrangers CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH, KFW IPEX-BANK GMBH, CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, CTBC BANK CO., LTD., NEW YORK BRANCH, FIRST COMMERCIAL BANK LTD., LOS ANGELES BRANCH, KEB HANA BANK, NEW YORK AGENCY, TAIWAN COOPERATIVE BANK LTD., LOS ANGELES BRANCH, BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, BANK OF TEXAS, NATIONAL ASSOCIATION, THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, LAND BANK OF TAIWAN, NEW YORK BRANCH, MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH and TAIWAN BUSINESS BANK, LTD., NEW YORK BRANCH, as Arrangers,

2 INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT May 19, 2026 Reference is made to the Term Loan Credit Agreement, dated as of March 11, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Existing Credit Agreement”; as amended by this Increase Joinder defined below, the “Credit Agreement”), among Southwest Airlines Co. (the “Company”), the Banks party thereto and BNP Paribas, as Administrative Agent for the Banks. This Increase Joinder Agreement No. 1 and First Amendment to Credit Agreement (this “Increase Joinder”) is an Increase Joinder referred to in Section 2.24(c) of the Credit Agreement. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. Section 1. Incremental Term Loans. 1.1 Incremental Term Loans. On the Increase Effective Date (as defined below), the Banks referred to on Schedule 1 hereto (each, an “Incremental Bank”) each hereby becomes an Incremental Bank under the Credit Agreement having the Incremental Term Loan set forth under such Bank’s name in Schedule 1 hereto (the “Incremental Term Loans”), effective as of the date hereof and agrees to be bound by the provisions of the Credit Agreement. Each Incremental Bank, severally and not jointly, agrees to make the Incremental Term Loans in dollars to the Company on the Increase Effective Date, in an aggregate amount not to exceed the amount of such Bank’s First Incremental Commitment. Notwithstanding anything to the contrary in the Credit Agreement, the Incremental Term Loans will share the same Interest Periods and will accrue interest at the same interest rate as the Initial Term Loans. The Incremental Loans and Incremental Commitments shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Papers and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by the Loan Papers. The Incremental Term Loans will be secured by the Liens on the Collateral on a pari passu basis with the Initial Term Loans. 1.2 Representations and Warranties. Each Incremental Bank (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase Joinder and to consummate the transactions contemplated hereby and, if it is not an existing Bank, to become a Bank under the Credit Agreement, (ii) if it is not an existing Bank, it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Bank, (iii) it has received a copy of the Credit Agreement and the other applicable Loan Papers, together with copies of the most recent financial statements delivered pursuant to Section 6.10 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Joinder and make the Incremental Term Loans on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank and (iv) it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or

3 any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Papers including this Increase Joinder and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Papers are required to be performed by it as a Bank and (c) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Papers as are specifically delegated to or required of the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Section 2. Amendments to Existing Credit Agreement. 2.1 Replacement of Schedule II to Existing Credit Agreement. After giving effect to this Increase Joinder, Schedule II to the Existing Credit Agreement will be amended and restated with Schedule 2 hereto, which will be deemed to be attached as Schedule II to the Credit Agreement as of the Increase Effective Date. 2.2 New Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence: “First Incremental Bank” means each Bank listed on Schedule II to this Agreement under First Incremental Commitments, each as an Incremental Bank under and as defined in the Increase Joinder No. 1. “First Incremental Commitment” means, with respect to each First Incremental Bank, the obligation of such First Incremental Bank to make First Incremental Term Loans on the First Incremental Effective Date in the aggregate principal and/or face amount set forth opposite the name on Schedule II to this Agreement. The aggregate amount of the First Incremental Commitments as of the First Incremental Effective Date is $1,000,000,000.00. “First Incremental Effective Date” means May 19, 2026. “First Incremental Term Loans” means the Incremental Term Loans made by the First Incremental Banks pursuant to Section 2.24 on the First Incremental Effective Date. “Increase Joinder No. 1” means that certain Increase Joinder Agreement No. 1 and First Amendment to Credit Agreement dated as of the First Incremental Effective Date, by and among the Company, the First Incremental Banks, and the Administrative Agent. “Initial Commitment” means, with respect to each Bank, the obligation of such Bank to make Initial Term Loans on the Effective Date in the aggregate principal and/or face amount set forth opposite the name on Schedule II to this Agreement. The aggregate original amount of the Initial Commitments is $500,000,000.00. 2.3 Amended and Restated Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:

4 “Commitment” means the Initial Commitments and the First Incremental Commitments. “Incremental Amount” shall mean, at any time, the excess, if any, of (i) $1,000,000,000 over (ii) the aggregate amount of all Incremental Term Loans made hereunder after the First Incremental Effective Date (excluding the First Incremental Term Loans) prior to such time in accordance with Section 2.24. “Loan Papers” means (a) this Agreement, certificates delivered pursuant to this Agreement and exhibits and schedules hereto, (b) the Increase Joinder No. 1, (c) the Aircraft Mortgage, (d) the Mortgaged Aircraft Operating Agreement, (e) any notes, security documents, guaranties, and other agreements in favor of the Administrative Agent and Banks, or any or some of them, and (f) all renewals, extensions, or restatements of, or amendments or supplements to, any of the foregoing; provided that the foregoing shall exclude any such agreements, certificates, mortgages, notes, security documents, guarantees, renewals, extensions, restatements, amendment, or supplements (and any exhibits and schedules to any of the foregoing) that are terminated or relate solely to assets that are released from the Lien securing the Loans in accordance with the terms of this Agreement. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the (i) U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (ii) the European Union. 2.4 Amendment to Section 2.24(a). Section 2.24(a) of the Existing Credit Agreement is hereby amended by adding the following paragraph to the end thereof: Unless the Administrative Agent shall have received notice from any Bank prior to any such Increase Effective Date that such Bank will not make available to the Administrative Agent its ratable share of such Incremental Term Loan, the Administrative Agent may assume that such Bank has made or will make such amount available on such date and may, in reliance upon such assumption, make available to the Company the amount of such Bank’s share. If and to the extent that any Bank shall not have made its ratable share of any Incremental Term Loan available to the Administrative Agent as assumed above, then such Bank and the Company severally agree to pay to the Administrative Agent, forthwith on demand, the amount of such Bank’s share so made available by the Administrative Agent, together with interest thereon, for each day from the date such amount was made available to the Company to the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate. 2.5 Amendment to Section 9. Section 9 of the Existing Credit Agreement is hereby amended by adding a new Section 9.23 to the end thereof to read as follows: Section 9.23 Anti-Boycott Regulations. In respect of each Bank that is resident in Germany (Inländer) within the meaning of section 2 paragraph 15 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (and therefore subject to section 7 of the

5 German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung, “AWV”)) (each a “Restricted Bank”), the Company's representations, warranties and covenants in the Loan Papers related to compliance with Sanctions will only apply for the benefit of a Restricted Bank to the extent that such terms do not result in any violation of or conflict with EU Regulation (EC) 2271/96 or section 7 of the AWV. Solely in the event of a breach of any such terms which do not apply to a Restricted Bank by virtue of the foregoing sentence (but not with respect to any other breaches), the Loans and unused Commitments of any Restricted Bank shall be excluded in determining the Majority Banks with respect to waiving or consenting to matters relating to such breach. Section 3. Conditions Precedent to Increase Joinder. This Increase Joinder shall become effective upon satisfaction of the following conditions precedent (the “Increase Effective Date”): 3.1 Counterparts. The Administrative Agent shall have received this Increase Joinder signed by the Company and each Incremental Bank party hereto. 3.2 Representations and Warranties. (a) all representations and warranties contained in the Credit Agreement and the other Loan Papers are true and correct in all material respects on and as of the funding of the Incremental Term Loans on the date hereof (both immediately before and immediately after giving effect thereto) with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date and in such case, such representations and warranties shall be true and correct in all material respects as of such dates; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” is true and correct in all respects, as though made on and as of the applicable date, immediately before and immediately after giving effect to such Borrowing of Incremental Term Loans and (b) no Event of Default has occurred and is continuing or would result from the Borrowings to be made on the date hereof; provided, for the avoidance of doubt, that no Default or Event of Default in respect of Section 6.12 of the Credit Agreement has occurred and is continuing nor would result from the making of such Borrowing on and as of the date hereof, without giving effect to any Collateral Coverage Test Cure Period. 3.3 Required Deliverables. The Administrative Agent shall have received the following, each dated (unless otherwise indicated) the Increase Effective Date: (a) Officer’s Certificates dated the Increase Effective Date certifying, inter alia, (i) true and correct copies of resolutions adopted by the Board of Directors of the Company authorizing the Company to borrow the Incremental Term Loans and effect other transactions hereunder, (ii) a true and correct copy of the Company’s bylaws in effect on the date hereof and (iii) the incumbency and specimen signatures of the Persons executing any documents on behalf of the Company, or in each case of clauses (i) through (iii), certification as to there being no change to such documents previously so certified to the Administrative Agent on the Effective Date. (b) A copy of the Company’s charter and all amendments thereto, accompanied by certificates that such copy is correct and complete, one certificate dated within a reasonable time prior to the Increase Effective Date and issued by the Secretary of State of Texas and one

6 certificate dated the Increase Effective Date and executed by the corporate secretary or assistant secretary of the Company or certification as to there being no change to such documents previously so certified to the Administrative Agent on the Effective Date. (c) Certificates (dated as of a recent date reasonably acceptable to the Administrative Agent) of existence and good standing of the Company from appropriate officials of Texas. (d) The written opinions of internal and outside counsel to the Company, dated the Increase Effective Date, in form and substance reasonably satisfactory to Administrative Agent, which shall, in the case of the opinion of outside counsel to the Company, include an opinion as to the applicability of Section 1110 of the Bankruptcy Code. (e) The written opinion of Gilchrist Aviation Law, P.C., special FAA counsel to the Company, in a form reasonably satisfactory to the Administrative Agent, or written confirmation from Gilchrist Aviation Law, P.C. immediately prior to closing that they have reviewed pre-closing FAA indexes and priority search certificates for the airframes and engines that are Pool Assets (limited to Pool Assets described on the Mortgage Supplement) and confirm they are in a position to issue their opinion, assuming no intervening filings or registrations, in form and substance reasonably satisfactory to the Administrative Agent, such that within five Business Days of the Increase Effective Date (or such later date as the Administrative Agent may, in its sole discretion, consent to in writing) the Administrative Agent and the Banks shall have received such written opinion. (f) Unless otherwise waived by the Administrative Agent, an Administrative Questionnaire (dated any date on or prior to the Increase Effective Date) completed by each Bank (other than BNP Paribas) which is a party to this Increase Joinder on the Increase Effective Date. (g) A Notice of Borrowing in accordance with Section 2.24(c) of the Credit Agreement. (h) The Administrative Agent shall have received, for each Pool Asset, certificates of insurance and, if available, reinsurance, from underwriters or insurers that comply with the insurance provisions of the Loan Papers, together with, to the extent commercially available, a letter of undertaking from the related insurance broker and, if applicable, reinsurance brokers with respect to insurance required to be maintained by the Loan Papers. 3.4 Lien Searches. The Administrative Agent shall have received Lien searches conducted in the recording office of the FAA and, with respect to the applicable Collateral, “priority search certificates” (as defined in the Regulations and Procedures for the International Registry), all as may be reasonably satisfactory to the Administrative Agent (dated as of a date reasonably satisfactory to the Administrative Agent), reflecting the absence of Liens and encumbrances on the assets of the Company and the other Grantors constituting Collateral, other than Permitted Liens, and the absence of registrations (other than sale registrations) on the International Registry with respect to the applicable Collateral, other than the registrations contemplated herein, and (in the case of the searches conducted at the recording office of the FAA) indicating that the Company (or the applicable Grantor) is the registered owner of each

7 of the aircraft which is intended to be covered by the Mortgage Supplement as of the Increase Effective Date. 3.5 Mortgage Supplement. The Company shall have duly executed and delivered to the Administrative Agent a supplement to the aircraft mortgage in form reasonably acceptable to the Administrative Agent (the “Mortgage Supplement”), together with (a) the filing for recordation with the FAA of the Mortgage Supplement for recording as evidenced by a written confirmation from Gilchrist Aviation Law, P.C. of its submission to the FAA of the Mortgage Supplement for recording (together with any other necessary documents, instruments, affidavits or certificates) as the Administrative Agent may deem reasonably necessary to perfect and protect the Liens created by the Aircraft Mortgage (as supplemented by the Mortgage Supplement), including, without limitation, recordings and filings with the FAA, and all filings and recording fees and taxes in respect thereof shall have been duly paid, (b) copies of the Entry Point Filing Forms, (c) evidence that Gilchrist Aviation Law, P.C., special FAA counsel to the Company, (i) has provided email confirmation that the International Interests created by the Mortgage Supplement have been registered as “prospective” International Interests prior to the execution of the Mortgage Supplement, and has provided priority search certificates from the International Registry to the Administrative Agent evidencing such prospective International Interests or (ii) has established an International Registry Closing Room to facilitate the registration on the International Registry, and provided email confirmation that the Closing Room has been released and thus the International Interests created by the Aircraft Mortgage (as supplemented by the Mortgage Supplement) have been registered against the airframes and engines that are Pool Assets as of (and giving effect to) the Increase Effective Date and (d) evidence, to the extent available, of the filing of financing statements in appropriate form with the Texas Secretary of State. 3.6 UCC Financing Statements. One or more Uniform Commercial Code financing statements covering the security interest in the Collateral, naming the Company, as debtor, and the Administrative Agent, as secured party, shall have been duly filed (or shall be in the process of being so duly filed) in all places necessary within the State of Texas. 3.7 Fees and Expenses. Any fees or expenses of the Administrative Agent that have been invoiced and that are required to be paid on or before the Increase Effective Date shall have been paid. Section 4. Miscellaneous. 4.1 Loan Paper. This Increase Joinder is a Loan Paper for all purposes under the Credit Agreement. 4.2 GOVERNING LAW. THIS INCREASE JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. 4.3 Counterparts; Electronic Signatures. This Increase Joinder may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8 Delivery of an executed counterpart of a signature page of this Increase Joinder that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Increase Joinder. [Remainder of Page Intentionally Left Blank]

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] NATIONAL WESTMINSTER BANK PLC, as an Incremental Bank By: /s/ Shaun Pickering ____________________ Name: Shaun Pickering Title: Director

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] SOCIÉTÉ GÉNÉRALE, New York Branch, as an Incremental Bank By: /s/ Hristiana ENEVA ___________________ Name: Hristiana ENEVA Title: Vice President

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Crédit Industriel et Commercial, New York Branch, as an Incremental Bank By: /s/ Adrienne Molloy ____________________ Name: Adrienne Molloy Title: Managing Director By: /s/ Clifford Abramsky __________________ Name: Clifford Abramsky Title: Managing Director

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Bayerische Landesbank, as an Incremental Bank By: /s/ Lisa Kauth ________________________ Name: Lisa Kauth Title: AVP Aircraft Finance By: /s/ Felix Frautz _______________________ Name: Felix Frautz Title: AVP Aircraft Finance

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Bank of China, New York Branch, as an Incremental Bank By: /s/ Raymond Qiao _____________________ Name: Raymond Qiao Title: Executive Vice President

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Bank of China (Europe) S.A. Dublin Branch, as an Incremental Bank By: /s/ Kefei Xu __________________________ Name: Mr. Kefei Xu Title: General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] State Bank of India, New York, as an Incremental Bank By: /s/ Devendra Panwar __________________ Name: Devendra Panwar Title: VP & Head of Credit Management Cell

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Sumitomo Mitsui Trust Bank, Limited, New York Branch, as an Incremental Bank By: /s/ Ritch Vilas Boas ____________________ Name: Ritch Vilas Boas Title: Senior Director

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] First Commercial Bank Ltd., Los Angeles Branch, as an Incremental Bank By: /s/ Alan Jia-Long Huang ________________ Name: Alan Jia-Long Huang Title: V.P. & General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] China Construction Bank Corporation, New York Branch, as an Incremental Bank By: /s/ Xisu Cui __________________________ Name: Xisu Cui Title: Deputy General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] KfW IPEX-Bank GmbH, as an Incremental Bank By: /s/ Sibylle Poppenmaier ________________ Name: Sibylle Poppenmaier Title: Director By: /s/ Heiner Otto________________________ Name: Heiner Otto Title: Assistant Vice President

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Chang Hwa Commercial Bank, Ltd., New York Branch, as an Incremental Bank By: /s/ David C.Y. Hsieh ___________________ Name: David C.Y. Hsieh Title: V.P. & G.M.

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] CTBC Bank Co., Ltd., New York Branch, as an Incremental Bank By: /s/ Mingdao Li ________________________ Name: Mingdao Li Title: SVP and Branch Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Taiwan Business Bank, Ltd., New York Branch, as an Incremental Bank By: /s/ Ralph Wu _________________________ Name: Ralph Wu Title: General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Taiwan Cooperative Bank Ltd., Los Angeles Branch, as an Incremental Bank By: /s/ Yen Chin Lin _______________________ Name: Yen Chin Lin Title: VP & General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Bank of Communications Co., Ltd., New York Branch, as an Incremental Bank By: /s/ Yuemin Han _______________________ Name: Yuemin Han Title: General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] BOKF, N.A. d/b/a Bank of Texas, as an Incremental Bank By: /s/ Christina Wade_____________________ Name: Christina Wade Title: Vice President

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] The Bank of East Asia, Limited, New York Branch, as an Incremental Bank By: /s/ James Hua ________________________ Name: James Hua Title: DGM & Head of Corporate Banking By: /s/ Daniel Liao________________________ Name: Daniel Liao Title: SVP & Head of Risk Management

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] KEB HANA BANK, NEW YORK AGENCY, as an Incremental Bank By: /s/ Lee Seung Shik _____________________ Name: Lee Seung Shik Title: Managing Director

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Hua Nan Commercial Bank, Ltd., New York Agency, as an Incremental Bank By: /s/ Tzu-I Huang _______________________ Name: Tzu-I Huang Title: Vice President & General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Land Bank of Taiwan, New York Branch, as an Incremental Bank By: /s/ Kuen Shan Sheu ____________________ Name: Kuen Shan Sheu Title: General Manager

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] Mega International Commercial Bank Co., Ltd. New York Branch, as an Incremental Bank By: /s/ Chen, Tzy Dai ______________________ Name: Chen, Tzy Dai Title: VP & DGM

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] SOUTHWEST AIRLINES CO., as the Company By: /s/ Richard Dean Jenkins _______________ Name: Richard Dean Jenkins Title: Vice President Treasurer

[SIGNATURE PAGE TO INCREASE JOINDER AGREEMENT NO. 1 AND FIRST AMENDMENT TO CREDIT AGREEMENT SOUTHWEST AIRLINES CO.] BNP PARIBAS, as Administrative Agent By: /s/ Ghali Amrani ______________________ Name: Ghali Amrani Title: VP By: /s/ Ahsan Avais _______________________ Name: Ahsan Avais Title: Director